PROMISSORY NOTE

Austin, Texas                (LINE OF CREDIT)                   January 31, 2000



PROMISE TO PAY: For value received, the undersigned Borrower (whether one or more) promises to pay to the order of Lender the Principal Amount, to the extent advanced by Lender, together with interest on the unpaid balance of such amount, in lawful money of the United States of America, in accordance with all the terms, conditions, and covenants of this Note and the Loan Documents identified below.

BORROWER:         Prime Refractive, L.L.C., a Delaware limited liability company

BORROWER'S ADDRESS FOR NOTICE:      1301 Capital of Texas Highway, Suite C-300
                                    Austin, Texas  78746
                                    Attention: President

LENDER:                             Prime Refractive Management, L.L.C.,
                                      a Delaware limited liability company

LENDER'S ADDRESS FOR PAYMENT:       1301 Capital of Texas Highway, Suite C-300,
                                    Austin, Texas 78746
                                    Attention: Chief Financial Officer

PRINCIPAL AMOUNT:                   Two Hundred Thousand Dollars ($200,000)

INTEREST RATE:                      Fifteen Percent (15%)

PAYMENT TERMS: Interest on the unpaid balance of this Note is due and payable quarterly, beginning November 1, 1999, and continuing regularly and quarterly thereafter on or before the first day of February, May, August, until September 1, 2000 (the "Maturity Date"), when the outstanding principal balance and all accrued interest shall be due and payable in full. Interest will be calculated on the unpaid principal balance. Each payment will be credited first to the accrued interest and then to the reduction of principal.

REVOLVING LINE OF CREDIT: This Note evidences a revolving line of credit. Subject to the terms of the Loan Agreement between Borrower and Lender of even date herewith, all or any portion of the Principal Amount of this Note may be borrowed, paid, prepaid, repaid, and reborrowed, from time to time prior to the Maturity Date and in accordance with the Loan Documents. Each borrowing and repayment hereunder will be (i) endorsed on an attachment to this Note, or (ii) entered in the books and records of Lender. The books and records of Lender shall be prima facie evidence of all sums due Lender. If an event of default exists under this Note or any Loan Document, then Lender shall be under no obligation to make any advance under this Note.

LOAN AGREEMENT: This Note is executed pursuant to and is governed by the terms of the Loan Agreement of even date herewith, executed by Borrower and Lender, as amended (collectively, the "Loan Agreement").

1.       INTEREST PROVISIONS:

(a) Rate: The principal balance of this Note from time to time remaining unpaid prior to maturity shall bear interest at the Interest Rate per annum stated above. Interest shall be calculated on the amount of each advance of the Principal Amount of this Note from the date of each such advance.

(b) Maximum Lawful Interest: The term "Maximum Lawful Rate" means the maximum rate of interest and the term "Maximum Lawful Amount" means the maximum amount of interest that is permissible under applicable state or federal law for the type of loan evidenced by this Note and the other Loan Documents. If the Maximum Lawful Rate is increased by statute or other governmental action subsequent to the date of this Note, then the new Maximum Lawful Rate shall be applicable to this Note from the effective date thereof, unless otherwise prohibited by applicable law.

(c) Spreading of Interest: Because of the possibility of irregular periodic balances of principal or premature payment, the total interest that will accrue under this Note cannot be determined in advance. Lender does not intend to contract for, charge, or receive more than the Maximum Lawful Rate or Maximum Lawful Amount permitted by applicable state or federal law, and to prevent such an occurrence Lender and Borrower agree that all amounts of interest, whenever contracted for, charged, or received by Lender, with respect to the loan of money evidenced by this Note, shall be spread, prorated, or allocated over the full period of time this Note is unpaid, including the period of any renewal or extension of this Note. If demand for payment of this Note is made by Lender prior to the full stated term, the total amount of interest contracted for, charged, or received to the time of such demand shall be spread, prorated, or allocated along with any interest thereafter accruing over the full period of time that this Note thereafter remains unpaid for the purpose of determining if such interest exceeds the Maximum Lawful Amount.

(d) Excess Interest: At maturity (whether by acceleration or otherwise) or on earlier final payment of this Note, Lender shall compute the total amount of interest that has been contracted for, charged, or received by Lender or payable by Borrower under this Note and compare such amount to the Maximum Lawful Amount that could have been contracted for, charged, or received by Lender. If such computation reflects that the total amount of interest that has been contracted for, charged, or received by Lender or payable by Borrower exceeds the Maximum Lawful Amount, then Lender shall apply such excess to the reduction of the principal balance and not to the payment of interest; or if such excess interest exceeds the unpaid principal balance, such excess shall be refunded to Borrower. This provision concerning the crediting or refund of excess interest shall control and take precedence over all other agreements between Borrower and Lender so that under no circumstances shall the total interest contracted for, charged, or received by Lender exceed the Maximum Lawful Amount.

(e) Interest After Default: At Lender's option, the unpaid principal balance shall bear interest after maturity (whether by acceleration or otherwise) at the "Default Interest Rate." The Default Interest Rate shall be, at Lender's option, (i) the Maximum Lawful Rate, if such Maximum Lawful Rate is established by applicable law; or (ii) the Interest Rate stated on the first page of this Note plus five (5) percentage points, if no Maximum Lawful Rate is established by applicable law; or (iii) eighteen percent (18%) per annum; or (iv) such lesser rate of interest as Lender in its sole discretion may choose to charge; but never more than the Maximum Lawful Rate or at a rate that would cause the total interest contracted for, charged, or received by Lender to exceed the Maximum Lawful Amount.

(f) Daily Computation of Interest: To the extent permitted by applicable law, Lender at its option will calculate the per diem interest rate or amount based on the actual number of days in the year (365 or 366, as the case may be), and charge that per diem interest rate or amount each day. In no event shall Lender compute the interest in a manner that would cause Lender to contract for, charge, or receive interest that would exceed the Maximum Lawful Rate or the Maximum Lawful Amount

2.       DEFAULT PROVISIONS:

(a) EVENTS OF DEFAULT AND ACCELERATION OF MATURITY: LENDER MAY, AFTER THIRTY (30) DAYS' WRITTEN NOTICE TO BORROWER AND BORROWER'S FAILURE TO CURE WITHIN SUCH 30-DAY PERIOD AND WITHOUT FURTHER NOTICE OR DEMAND, (except as otherwise required by statute), ACCELERATE THE MATURITY OF THIS NOTE AND DECLARE THE ENTIRE UNPAID PRINCIPAL BALANCE AND ALL ACCRUED INTEREST AT ONCE DUE AND PAYABLE IF:

(i) There is default in the payment of any installment of principal, interest, or any other sum required to be paid under the terms of this Note or any of the Loan Documents; or

(ii) There is a breach or default (other than by Lender, Prime Medical Operating, Inc. or Prime Medical Services, Inc.) under this Note or any of the Loan Documents, including any instrument securing the payment of this Note or any loan agreement relating to the advance of loan proceeds.

(b) WAIVER BY BORROWER: EXCEPT AS PROVIDED IN PARAGRAPH 2(a) HEREOF AND IN ANY OTHER LOAN DOCUMENT, BORROWER AND ALL OTHER PARTIES LIABLE FOR THIS NOTE WAIVE, DEMAND, NOTICE OF INTENT TO DEMAND, PRESENTMENT FOR PAYMENT, NOTICE OF NONPAYMENT, PROTEST, NOTICE OF PROTEST, GRACE, NOTICE OF DISHONOR, NOTICE OF INTENT TO ACCELERATE MATURITY, NOTICE OF ACCELERATION OF MATURITY, AND DILIGENCE IN COLLECTION. EACH MAKER, SURETY, ENDORSER, AND GUARANTOR OF THIS NOTE WAIVES AND AGREES TO ONE OR MORE EXTENSIONS FOR ANY PERIOD OR PERIODS OF TIME, AND ANY PARTIAL PAYMENTS, BEFORE OR AFTER MATURITY, WITHOUT PREJUDICE TO THE HOLDER OF THIS NOTE. EACH MAKER, SURETY, ENDORSER, AND GUARANTOR WAIVES NOTICE OF ANY AND ALL RENEWALS, EXTENSIONS, REARRANGEMENTS, AND MODIFICATIONS OF THIS NOTE.

(c) Non-Waiver by Lender: Any previous extension of time, forbearance, failure to pursue some remedy, acceptance of late payments, or acceptance of partial payment by Lender, before or after maturity, does not constitute a waiver by Lender of its subsequent right to strictly enforce the collection of this Note according to its terms.

(d) Other Remedies Not Required: Lender shall not be required to first file suit, exhaust all remedies, or enforce its rights against any security in order to enforce payment of this Note.

(e) Joint and Several Liability: Each Borrower who signs this Note, and all of the other parties liable for the payment of this Note, such as guarantors, endorsers, and sureties, are jointly and severally liable for the payment of this Note.

(f) Attorney's Fees: If Lender requires the services of an attorney to enforce the payment of this Note or the performance of the other Loan Documents, or if this Note is collected through any lawsuit, probate, bankruptcy, or other judicial proceeding, Borrower agrees to pay Lender an amount equal to its reasonable attorney's fees and other collection costs. This provision shall be limited by any applicable statutory restrictions relating to the collection of attorney's fees.

3.       MISCELLANEOUS PROVISIONS:

(a) Subsequent Holder: All references to Lender in this Note shall also refer to any subsequent owner or holder of this Note by transfer, assignment, endorsement, or otherwise.

(b) Transfer: Borrower acknowledges and agrees that Lender may transfer this Note or partial interests in the Note to one or more transferees or participants, including without limitation transfers provided for in
         Section  8.10 of the Loan  Agreement.  Borrower  authorizes  Lender  to disseminate to any such transferee or participant or prospective transferee or participant any information it has pertaining to the loan evidenced by this Note, including, without limitation, credit information on Borrower and any guarantor of this Note and any of the type of information described in Section 8.10 of the Loan Agreement.

(c) Other Parties Liable: All promises, waivers, agreements, and conditions applicable to Borrower shall likewise be applicable to and binding upon any other parties primarily or secondarily liable for the payment of this Note, including all guarantors, endorsers, and sureties.

(d) Successors and Assigns: The provisions of this Note shall be binding upon and for the benefit of the successors, assigns, heirs, executors, and administrators of Lender and Borrower.

(e) No Duty or Special Relationship: Borrower acknowledges that Lender has no duty of good faith to Borrower, and Borrower acknowledges that no fiduciary, trust, or other special relationship exists between Lender and Borrower.

(f) Modifications: Any modifications agreed to by Lender relating to the release of liability of any of the parties primarily or secondarily liable for the payment of this Note, or relating to the release, substitution, or subordination of all or part of the security for this Note, shall in no way constitute a release of liability with respect to the other parties or security not covered by such modification.

(g) Entire Agreement: Borrower warrants and represents that the Loan Documents constitute the entire agreement between Borrower and Lender with respect to the loan evidenced by this Note and agrees that no modification, amendment, or additional agreement with respect to such loan or the advancement of funds thereunder will be valid and enforceable unless made in writing signed by both Borrower and Lender.

(h) Borrower's Address for Notice: All notices required to be sent by Lender to Borrower shall be sent by U.S. Mail, postage prepaid, to Borrower's Address for Notice stated on the first page of this Note, until Lender shall receive written notification from Borrower of a new address for notice.

(i) Lender's Address for Payment: All sums payable by Borrower to Lender shall be paid at Lender's Address for Payment stated on the first page of this Note, or at such other address as Lender shall designate from time to time.

(j) Business Use: Borrower warrants and represents to Lender that the proceeds of this Note will be used solely for business or commercial purposes, and in no way will the proceeds be used for personal, family, or household purposes.

(k) Chapter 15 Not Applicable: It is understood that Chapter 15 of the Texas Credit Code relating to certain revolving credit loan accounts and tri-party accounts is not applicable to this Note.

(l) APPLICABLE LAW: THIS NOTE HAS BEEN EXECUTED AND DELIVERED IN TEXAS AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE APPLICABLE LAWS OF THE STATE OF TEXAS AND THE LAWS OF THE UNITED STATES OF AMERICA APPLICABLE TO TRANSACTIONS IN TEXAS.

4.       LOAN DOCUMENTS:

(a)      This Note.

(b)      The Loan Agreement and the Loan Documents as defined therein.

(c) All other documents signed in connection with the Loan Agreement or the loan evidenced by this Note, including, without limitation, that certain Contribution Agreement, dated effective September 1, 1999, between and among Borrower, Prime Medical Services, Inc., a Delaware corporation, Prime Medical Operating, Inc., a Delaware corporation, Prime/BDR Acquisition, L.L.C., a Delaware limited liability company, Prime/BDEC Acquisition, L.L.C., a Delaware limited liability company, Barnet Dulaney Eye Center, P.L.L.C., an Arizona professional limited liability company, LASIK Investors, L.L.C., a Delaware limited liability company, David D. Dulaney, M.D., Ronald W. Barnet, M.D., and Mark Rosenberg (as amended by that certain First Amendment to Contribution Agreement dated as of January 31, 2000, among the foregoing parties, the "Contribution Agreement") and each Transaction Document (as such term is defined in the Contribution Agreement).

                            [Signature page follows]

                                SIGNATURE PAGE TO

                                 PROMISSORY NOTE

EXECUTED as of the 31st day of January, 2000.

       BORROWER:

                  PRIME REFRACTIVE, L.L.C., a Delaware limited liability company


                   By: /s/ Teena E. Belcik

                   Printed Name:  Teena E. Belcik

                   Title: Treasurer